OLYMPUS COMMUNICATIONS, L.P.

                             FIRST AMENDMENT TO THE
                           SECOND AMENDED AND RESTATED
                          LIMITED PARTNERSHIP AGREEMENT


                  This First Amendment to the Second Amended and Restated Limited Partnership Agreement of Olympus Communications, L.P. entered into as of February 28, 1995 is made effective as of the 1st day of September, 1995, by and among ACP Holdings, Inc., a Delaware corporation ("ACP Holdings"), as the managing general partner (the "Managing General Partner"), ACP Holdings, Inc., as a preferred limited partner (a "Preferred Limited Partner"), Cable GP, Inc. a Florida corporation ("Cable GP"), as the general partner (the "General Partner"), Cable LP III, Inc., a Florida corporation ("Cable LP III"), as the limited partner (the "Limited Partner"), Cable LP III, Inc., as a senior limited partner (the "Senior Limited Partner") and Cable LP III, Inc., as a preferred limited partner (a "Preferred Limited Partner" and together with the other Preferred Limited Partner, the "Preferred Limited Partners"). The Managing General Partner, the General Partner, the Limited Partner, the Preferred Limited Partners and the Senior Limited Partner shall collectively be referred to as the "Partners."
                                   WITNESSETH:
                  WHEREAS, the Partners entered into the Second Amended and Restated Limited Partnership Agreement as of February 28, 1995 (the "Partnership Agreement") and agreed to be governed by the provisions of the Delaware Revised Uniform Limited Partnership Act and the Partnership Agreement;
                  WHEREAS, the Partners desire to execute this First Amendment to the Second Amended and Restated Limited Partnership Agreement to reflect the amendment of certain provisions of the Partnership Agreement; and
                  WHEREAS, each of the capitalized terms not defined herein shall have the meaning ascribed to them in the Partnership Agreement.
                  NOW, THEREFORE, in consideration of the mutual promises and covenants herein and intending to be legally bound, the Partners agree as follows:


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                  1. Section 10.7 of the Partnership Agreement is hereby amended by adding thefollowing new Section 10.7(F):

                           (F) If the Telesat Partners purchase the Interests
                  held by the Managing General Partner and the ACP Preferred Limited Partners pursuant to the provisions of this Section 10.7, the Partners hereby agree that ACP Holdings or its designee shall have the right, but not the obligation, to purchase any partnership interests in Starpoint, Limited Partnership ("Starpoint") that are required to be purchased by the Partnership pursuant to Section 9.12 of that Second Amended and Restated Limited Partnership Agreement of Starpoint, Limited Partnership dated as of September 1, 1995 (the "Starpoint Partnership Agreement"). ACP Holdings or its designee shall purchase any such partnership interests in Starpoint by delivery of Class A common stock of Adelphia Communications Corporation in accordance with Section 9.12 of the Starpoint Partnership Agreement. Immediately upon any such purchase by ACP Holdings or its designee, such partnership interests in Starpoint shall be purchased by the Telesat Partners delivering either (i) cash equal to the price paid by ACP Holdings or its designee for such partnership interests in Starpoint or (ii) shares of common stock of FPL Group, Inc. with a value equal to the price paid by ACP Holdings or its designee for such partnership interests in Starpoint. The common stock of FPL Group, Inc. delivered by the Telesat Partners will be tradeable as set forth in a Registration Rights Agreement to be entered into by FPL Group, Inc. and the person receiving the FPL Group, Inc. common stock, which Registration Rights Agreement will be substantially similar to the Registration Rights Agreement entered into by Adelphia Communications Corporation pursuant to Section 9.12 of the Starpoint Partnership Agreement. The common stock of FPL Group, Inc. shall be valued at the weighted average of its closing price for ten trading days prior to delivery of such stock, as reported in the Wall Street Journal, Midwest Edition. 2. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Delivery of executed signature pages hereof by facsimile transmission shall constitute effective and binding execution and delivery hereof.



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                  IN WITNESS WHEREOF, the undersigned have executed this First
Amendment to the Second Amended and Restated Limited Partnership Agreement as of the date first above written.

MANAGING GENERAL PARTNER:

ACP HOLDINGS, INC.


By: /s/ Timothy Rigas
Name:
Title: Vice President


GENERAL PARTNER:

CABLE GP, INC.


By: /s/ Dennis P. Coyle
Name:
Title: President


LIMITED PARTNER:

CABLE LP III, INC.


By: /s/ Dennis P. Coyle
Name:
Title: President


PREFERRED LIMITED PARTNERS:

ACP HOLDINGS, INC.


By: /s/ Timothy Rigas
Name:
Title: Vice President


CABLE LP III, INC.


By: /s/ Dennis P. Coyle
Name:
Title: President


SENIOR LIMITED PARTNER:

CABLE LP III, INC.


By: /s/ Dennis P. Coyle
Name:
Title: President